Exhibit 23.3

Consent of Kirkpatrick & Lockhart Preston Gates Ellis LLP

We hereby consent to the reference of our firm under the heading “Legal Matters” in Amendment No. 1 to the Registration Statement on Form S-3 of China Precision Steel, Inc.

April 2, 2007

/s/ Kirkpatrick & Lockhart Preston Gates Ellis LLP